SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Green Street Financial Corp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

     (3) Filing Party:
--------------------------------------------------------------------------------

     (4) Date Filed:
--------------------------------------------------------------------------------

                          GREEN STREET FINANCIAL CORP
--------------------------------------------------------------------------------
241 Green Street                                        Telephone (910) 483-3681
P.O. Box 1540                                                 FAX (910) 483-5102
Fayetteville, North Carolina 28302














December 14, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Green Street Financial Corp, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the offices of the Company, 241 Green Street, Fayetteville, North Carolina, on January 27, 1999, at 5:15 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of McGladrey & Pullen, LLP, certified public accountants, will be present to respond to appropriate questions stockholders may have.

         The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                            Sincerely,


                                            /s/H.D. Reaves, Jr.
                                            ------------------------------------
                                            H.D. Reaves, Jr.
                                            President

                           GREEN STREET FINANCIAL CORP
                                241 GREEN STREET
                       FAYETTEVILLE, NORTH CAROLINA 28301
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 27, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Green Street Financial Corp ("the Company"), will be held at the offices of the Company, 241 Green Street, Fayetteville, North Carolina on January 27, 1999, at 5:15 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of three directors of the Company;

2. The ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of the Company for the fiscal year ending September 30, 1999;

3. Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 9, 1998, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Allen Lloyd
                                              ----------------------------------
                                              Allen Lloyd
                                              Secretary

Fayetteville, North Carolina
December 14, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           GREEN STREET FINANCIAL CORP
                                241 GREEN STREET
                       FAYETTEVILLE, NORTH CAROLINA 28301
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 27, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Green Street Financial Corp (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the offices of the Company, 241 Green Street, Fayetteville, North Carolina, on January 27, 1999, 5:15 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 14, 1998.

         At the Meeting, stockholders will consider and vote upon (i) the election of three directors, (ii) the ratification of the appointment of McGladrey & Pullen, LLP, as independent auditors of the Company for the fiscal year ending September 30, 1999, and (iii) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 9, 1998 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 4,083,219 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, such Proposal II shall be determined by a majority of the total votes cast affirmatively or negatively without regard to (a) broker non-votes or (b) proxies for which the "ABSTAIN" box is selected as to the matter.

         Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                           Percent of Shares of
                                                                   Amount and Nature of        Common Stock
Name and Address of Beneficial Owner                               Beneficial Ownership       Outstanding (%)
------------------------------------                               --------------------       ---------------
Home Federal Savings and Loan Association
Employee Stock Ownership Plan and Trust ("ESOP")
241 Green Street
Fayetteville, North Carolina 28301                                       260,000(1)                   6.4

All directors and executive officers of the Company
as a group (12 persons)                                                  378,137(2)                   8.9


---------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of Robert O. McCoy, Jr., Henry G. Hutaff, Sr. and Henry W. Holt to serve as the ESOP administrative committee ("ESOP Committee") and the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the Board of the Company or the ESOP Committee. As of the Record Date, 58,500 shares have been allocated under the ESOP to participant accounts.

(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 171,924 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1996 Stock Option Plan (the "1996 Stock Option Plan"). Excludes 103,154 shares of Common Stock previously awarded under the restricted stock plan ("RSP") which are subject to forfeiture and for which the individuals in the group exercise no voting control and excludes 232,087 shares held by the ESOP (260,000 shares minus 27,913 shares allocated to executive officers) over which certain directors, as trustees to the ESOP and the RSP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP and the RSP. See Proposal I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1998 fiscal year.

--------------------------------------------------------------------------------
        I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                  CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of nine members. Three directors will be elected at the Meeting to serve for a three-year term and until their successors have been elected and qualified.

         John M. Grantham, Robert G. Ray, and H.D. Reaves, Jr. have been nominated by the Board of Directors to serve as directors. Messrs. Grantham, Ray and Reaves are currently members of the Board and have each been nominated for a three-year term to expire in 2002. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees and the directors continuing in office, their names, ages, the years they first became directors of the Company or the Association, the expiration date of their current terms as directors, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Association. Beneficial ownership of executive officers and directors of the Company, as a group, is shown in the table under "Voting Securities and Principal Holders Thereof."

                                                                                                        Shares of
                                                    Age at             Year First          Current     Common Stock
                                                September 30,          Elected or          Term to     Beneficially         Percent
Name and Title                                       1998             Appointed(1)         Expire      Owned (2) (3)         Owned
--------------                                       ----             ------------         -------     --------------        ------

BOARD NOMINEES FOR TERM TO EXPIRE IN 2002

John M. Grantham                                      67                  1984              1999        35,399(4)             -- (8)
Senior Vice President and Director

Robert G. Ray                                         55                  1993              1999        15,561(5)             -- (8)
Director

H. D. Reaves, Jr.                                     61                  1984              1999        62,956(6)            1.5
President, Chief Executive Officer
and Director

DIRECTORS CONTINUING IN OFFICE

Norwood E. Bryan, Jr.                                 63                  1976              2000        50,316(5)            1.2
Director

Joseph H. Hollinshed                                  63                  1993              2000        25,661(5)             -- (8)
Director

Henry W. Holt                                         58                  1979              2000        32,481(5)(7)          -- (8)
Director

Henry G. Hutaff, Sr.                                  68                  1974              2001        40,661(5)(7)         1.0
Vice Chairman of the Board and
Director

Robert O. McCoy, Jr.                                  70                  1971              2001        18,190(5)(7)          -- (8)
Chairman of the Board and
Director

John C. Pate                                          72                  1970              2001        56,798(6)            1.4
Senior Vice President and Director


----------------
(1) Refers to the year the individual first became a director of the Company or the Association. During December 1995, all directors of the Association became directors of the Company at the time the Company was incorporated.
(2)      As of December 9, 1998, the Record Date.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4) Includes 20,630 stock options to purchase Common Stock which are exercisable. Excludes 12,381 shares of Common Stock awarded under the RSP which are subject to forfeiture and for which no voting control is exercised by the individual.
(5) Includes stock options to purchase 8,596 shares of Common Stock awarded pursuant to the 1996 Stock Option Plan which are exercisable within 60 days of the Record Date. Excludes 5,158 shares of Common Stock awarded under the RSP which are subject to forfeiture and for which no voting control is exercised by the individual as of the Record Date.
(6) Includes stock options to purchase 39,542 shares of Common Stock which are exercisable. Excludes 23,725 shares of Common Stock awarded under the RSP which are subject to forfeiture and for which no voting control is exercised by the individual.

(footnotes continued on next page)

(7) Excludes 260,000 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Holt, Hutaff, and McCoy to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the Board or the ESOP Committee. As of the Record Date, 58,500 shares have been allocated under the ESOP to participant accounts.
(8)      Less than 1% of outstanding Common Shares.

Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers, of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

         Norwood E. Bryan, Jr. has been director of the Association since 1976. Mr. Bryan is a 50% shareholder and the President of Bryan Pontiac-Cadillac Company, an automobile dealership, and is also involved in automotive rental and insurance businesses.

         John M. Grantham has been director of the Association since 1984 and has served as Senior Vice President since 1983. Mr. Grantham has been employed by the Association since 1961.

         Joseph H. Hollinshed has been director of the Association since 1993. He is a co-owner of Cape Fear Supply Co., Inc., a building supply store, and Comtech, Inc., a truss fabricating company.

         Henry W. Holt has been director of the Association since 1979 and has served as the Secretary of the Board since 1984. Mr. Holt is President of Holt Oil Co., Inc., an oil distributorship, a position he has held since 1993. Prior to that time, he served as Secretary and Treasurer at Holt Oil Co., Inc.
Mr. Holt is also part owner of Holt Properties.

         Henry G. Hutaff, Sr. has been director of the Association since 1974 and has served as Vice Chairman of the Board of Directors since 1993. Mr. Hutaff is an executive with Coca Cola Bottling Company. Mr. Hutaff is also part owner of H.T.M. Investment Co. and The Mann Co.

         Robert O. McCoy, Jr. has been director of the Association since 1971 and has served as Chairman of the Board of Directors since 1993. Mr. McCoy is a realtor with McLean Real Estate Company.

         John C. Pate has been director of the Association since 1970. Mr. Pate served as President of the Association from 1976 until 1992. Mr. Pate provided consulting services for the Association after that date until 1995 when he became Senior Vice President. Mr. Pate has been employed with the Association since 1963.

         Robert G. Ray has been director of the Association since 1993. Mr. Ray is President of the law firm Rose, Ray, O'Connor, Manning & McCauley, PA.

         H. D. Reaves, Jr. has been director of the Association since 1984 and has served as its President and Chief Executive Officer since 1992. Prior to that time he served as Executive Vice President. Mr. Reaves began his employment with the Association in 1962.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board. The Board of Directors of the Company did not have committees during the fiscal year ended September 30, 1998, but the committees of the Association's Board of Directors acted as committees for both the Company and the Association. During the fiscal year ended September 30, 1998, the Boards of Directors held twenty-four (24) regular meetings and four (4) special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the time such director served during the fiscal year ended September 30, 1998.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. The Nominating Committee, which is not a standing committee, met once during the year ended September 30, 1998.

         The Audit Committee consists of non-employee Directors Bryan, Hutaff and Ray. The Audit Committee, a standing committee, meets at least once a year to supervise and meet with the auditors of the Association and to ensure the maintenance of proper internal controls. The Audit Committee met once during the year ended September 30, 1998.

         The Personnel and Compensation Committee consists of non-employee Directors Hollinshed, Holt and McCoy. The committee, a standing committee, reviews personnel policies, salaries and performance of officers and employees and recommends employee salaries to the Board of Directors. The committee met once during the year ended September 30, 1998.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         During fiscal year 1998, each non-employee director of the Board of Directors of the Association received a monthly fee of $800, regardless of attendance. Additionally, each non-employee director of the Association received a fee of $200 per meeting attended. Each non-employee director of the Company received a fee of $150 for each monthly meeting attended. Each non-employee director who is a member of the Executive Committee, Personnel and Compensation Committee, Loan Committee or Audit Committee received $100 per meeting attended. Total fees paid to directors for the fiscal year ended September 30, 1998, were $96,600.

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Association for the services required by the Company. All compensation paid to officers and employees is paid by the Association.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Association or the Company had a salary and bonus during the years ended September 30, 1998, 1997 and 1996 that exceeded $100,000 for services rendered in all capacities to the Association or the Company.

                                               Annual Compensation                   Long Term Compensation
                         ----------------------------------------------------                 Awards
                                                                                  -------------------------------
                                                                                                    Securities
                                                                                  Restricted          Underlying         All
Name and                 Fiscal                               Other Annual          Stock            Options/SARs       Other
Principal Position        Year      Salary($)       Bonus     Compensation($)(1)    Award($)              (#)       Compensation($)
-------------------       ----     ---------        -----     ------------------  ----------        -------------   ---------------
H. D. Reaves, Jr.         1998       97,800         8,989           --              --                  --             41,884(4)
President and             1997       97,800        10,379           --            588,202(2)         98,857(3)         67,333(5)
Chief Executive           1996       97,800         9,800           --              --                  --             12,194(6)
Officer

---------------
(1) For perquisites and other personal benefits, aggregate value does not exceed the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year. For the periods presented, there were no: (a) payments of above-market preferential earnings on deferred compensation; (b) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (c) tax payment reimbursements; or (d) preferential discounts on stock.
(2) Represents awards of 39,543 shares of Common Stock under the RSP based upon the value of such stock of $14.875 per share as of the date of such award. As of September 30, 1998, value of restricted stock (31,634 shares) was $12.75 per share or $403,334 in the aggregate. Such stock awards become non-forfeitable at the rate of 7,909 shares per year commencing on October 17, 1997. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable.
(3) Represents award of options exercisable at the rate of 20% per year commencing on October 17, 1997. The exercise price equals the market value of common stock on the date of grant of $14.9375.
(4) Represents an allocation of 3,285 shares of Common Stock under the ESOP based upon a market price of such stock of $12.75 per share as of September 30, 1998.
(5) Represents an allocation of 3,245 shares of Common Stock under the ESOP based upon a market price of such stock as of September 30, 1997 of $20.750 per share.
(6) Represents an allocation of 783 shares of Common Stock under the ESOP based upon a market price of such stock as of September 30, 1996 of $15.5625 per share.

         Employment Agreements. The Association entered into an employment agreement with H.D. Reaves, Jr., President of the Association ("Agreement"). The Agreement has a three year term. Mr. Reaves' base compensation under the Agreement is $97,800. Under the Agreement, Mr. Reaves' employment may be terminated by the Association for "just cause" as defined in the Agreement. If the Association terminates Mr. Reaves without just cause, Mr. Reaves will be entitled to a continuation of his salary for a period of one year thereafter. In the event of the termination of employment in connection with any change in control of the Association during the term of the Agreement, Mr. Reaves will be paid in a lump sum amount equal to 2.99 times the five year average of his taxable annual compensation. The Association maintains similar agreements with three other officers. In the event of a change in control at September 30, 1998, Mr. Reaves would have been entitled to a severance payment of approximately $320,000.

         Pension Plan. The Association maintains a pension plan for the benefit of its employees (the "Pension Plan"). Any employee who became an employee before July 1, 1995 is eligible to participate in the Pension Plan on the first day of the month coinciding with or next following his or her first year of employment with the Association. Any employee who became an employee after July 1, 1995 is eligible to participate on the July 1 or January 1 coinciding with or next following his or her completion of one year of eligible service. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years of qualifying service. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         The Pension Plan provides for monthly payments or a lump sum payment to each participating employee at normal retirement age. Upon termination at or after age 65 and completion of 30 or more years of service, the annual retirement benefit would be determined based upon 45% of a participant's Final Average Compensation. Retirement benefits may be paid after age 55, in which case such benefits shall be reduced by an early retirement factor. Retirement benefits at age 65 with less than 30 years of service are also reduced proportionately. The Pension Plan also provides for payments in the event of disability or death. At September 30, 1998, Mr. Reaves, President, had 36 years of credited service under the Pension Plan.

         The following table shows the estimated annual benefits payable under the Pension Plan based on the respective employee's years of benefit service and applicable average annual salary, as calculated on the basis of single life annuity amounts under the Pension Plan. Benefits under the Pension Plan are not subject to offset for Social Security benefits.

Average Annual Salary                                             Years of Benefit Service
---------------------                ---------------------------------------------------------------------------

                                              20                           25                     30 or more
                                     --------------------        -----------------------      ------------------

$ 20,000..........................         $ 6,000                       $ 7,500                    $ 9,000
  40,000..........................          12,000                        15,000                     18,000
  60,000..........................          18,000                        22,500                     27,000
  80,000..........................          24,000                        30,000                     36,000
 100,000..........................          30,000                        37,500                     45,000
 120,000..........................          36,000                        45,000                     54,000
 150,000..........................          45,000                        56,250                     67,500


         1996 Stock Option Plan. The 1996 Stock Option Plan, previously adopted by the Board of Directors, was approved by stockholders on October 17, 1996. Pursuant to the Option Plan, 429,812 shares of the Common Stock are reserved for issuance by the Company upon exercise of stock options granted to officers, directors and employees of the Company and Association from time to time under the Option Plan. No options to purchase shares of common stock were granted in fiscal 1998.

         The following table sets forth the year end value of options granted pursuant to the 1996 Stock Option Plan to the chief executive officer.

                          Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Value
                          ------------------------------------------------------------------------

                                                                   Number of Securities
                                                                  Underlying Unexercised         Value of Unexercised
                                                                          Options                In-The-Money Options
                                                                       at FY-End (#)                at FY-End ($)
                                                               -------------------------       ------------------------
                       Shares Acquired          Value
Name                   on Exercise (#)        Realized ($)     Exercisable/Unexercisable       Exercisable/Unexercisable
----                   ---------------       -------------     -------------------------       -------------------------

H.D. Reaves, Jr.             --                  --                   39,542 / 59,315                 --  /  -- (1)


------------------
(1) Based upon an exercise price of $14.9375 per share and the closing price for the Common Stock of $12.75 as of September 30, 1998.

         Long Term Incentive Plans. The Company does not presently sponsor any long-term incentive plans nor did it make any payouts to H.D. Reaves, Jr. under such plans during the fiscal year ended September 30, 1998.

Compensation Committee Interlocks and Insider Participation

         The Personnel and Compensation Committee of the Association serves as the salary review committee for executive officers of the Company and the Association. The Personnel and Compensation Committee is a standing committee comprised of non-employee Directors Hollinshed, Holt and McCoy.

Report of the Personnel and Compensation Committee on Executive Compensation

         The Compensation Committee meets annually to review compensation paid to executive officers and to determine the compensation levels for all employees. The Compensation Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Company's market area, including institutions with total assets of between $100 million and $300 million. Although the Compensation Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Company the Compensation Committee does consider the overall profitability of the Company when making these decisions. With respect to each particular employee, his or her particular contributions to the Company over the past year are also evaluated.

         During the fiscal year ended September 30, 1998, H. D. Reaves, Jr., President and Chief Executive Officer received no increase in salary. The Compensation Committee will consider the annual compensation paid to chief executive officers of financial institutions in the State of North Carolina and surrounding states with assets of between $100 million and $300 million and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the President in the future.

         Compensation Committee for the fiscal year ended September 30, 1998.

                  Joseph H. Hollinshed
                  Henry W. Holt
                  Robert O. McCoy, Jr.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of April 3, 1996 (the date of initial issuance of the Common Stock). All of these cumulative total returns are computed assuming the reinvestment of dividends.

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to future stock performance.


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------------------------------------------
                                               4/04/96($)          9/30/96($)         9/30/97($)           9/30/98($)
--------------------------------------------------------------------------------------------------------------------
CRSP Nasdaq U.S. Index                           100.00             110.23             151.32               154.63
--------------------------------------------------------------------------------------------------------------------
CRSP Nasdaq Bank Index                           100.00             112.10             186.75               185.33
--------------------------------------------------------------------------------------------------------------------
Green Street Financial Corp                      100.00             156.83             216.51               137.65
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

         No directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Company or any subsidiary involving more than $60,000 during the year ended September 30, 1998, except as set forth below. Furthermore, the Company had no "interlocking" relationships existing during the year ended September 30, 1998, in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

         The Association, like many financial institutions, has followed a policy of granting residential financing of loans to officers, directors, and employees. Effective August 9, 1989, the Association followed a policy of granting all loans to executive officers and directors of the Association in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Association's other customers, and such loans do not involve more than the normal risk of collectibility or present other unfavorable features.

         Since November 8, 1996, the Association has made loans available to all employees and directors of the Association at interest rates up to 1.00% below those offered to non-employees. Set forth below is information relating to loans made by the Association to its executive officers and directors whose total aggregate loan balances or line of credit exceeded $60,000 at any time during the fiscal year ended September 30, 1998.

                                                                                                         Unpaid Balance
                                                                               Original  Highest Balance       as of
                                                                Date            Loan      During 1998     September 30,   Interest
Name of Officer or Director             Loan Type            Originated        Amount     Fiscal Year         1998        Rate Paid
---------------------------      -----------------------     ----------       --------    -----------    ---------------  ---------

H. D. Reaves, Jr..............   Home mortgage, adjustable    08-08-88         $40,000       $25,576          $22,245      6.25%(1)
                                 rate
H. D. Reaves, Jr..............   Home equity, adjustable      07-02-97          50,000        43,738           38,349      8.50%(2)
                                 rate

Henry Hutaff..................   Home mortgage, fixed rate    04-15-97        $210,000      $209,075         $206,879      7.00%(1)

Henry Hutaff..................   Home equity, adjustable      04-09-97          77,000        71,763          70,222       8.50%(2)
                                 rate


(1)      The prevailing market rate was 1.00% above the rate charged.
(2) Home equity loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                  II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         McGladrey & Pullen, LLP was the Company's independent public accountant for the 1998 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with McGladrey & Pullen, LLP to be its auditors for the fiscal year ended September 30, 1999. A representative of McGladrey & Pullen, LLP is expected to be present at the meeting to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of McGladrey & Pullen, LLP, as the Company's auditors for the fiscal year ending September 30, 1999.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies. If the Company did not have notice of a matter on or before November 29, 1998, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 1998 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 241 Green Street, Fayetteville, North Carolina 28301, no later than August 16, 1999.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by November 28, 1999.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, GREEN STREET FINANCIAL CORP, 241 GREEN STREET, FAYETTEVILLE, NORTH CAROLINA 28301.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Allen Lloyd
                                              ----------------------------------
                                              Allen Lloyd
                                              Secretary

Fayetteville, North Carolina
December 14, 1998

Appendix A

--------------------------------------------------------------------------------
                           GREEN STREET FINANCIAL CORP
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 27, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Green Street Financial Corp (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of the Company, 241 Green Street, Fayetteville, North Carolina, on January 27, 1999, at 5:15 p.m. and at any and all adjournments thereof, in the following manner:
                                                   FOR     WITHHELD
                                                   ---     --------

1.        The election as directors with
          three-year terms of the nominees
          listed below (except as marked to
          the contrary below):                     |_|      |_|

          John M. Grantham
          Robert G. Ray
          H.D. Reaves, Jr.

          (Instruction:  To withhold authority
          to vote for any individual nominee,
          write that nominee's name on the
          space provided below)

                                                   FOR     AGAINST    ABSTAIN
                                                   ---     -------    -------
2.        The ratification of the appointment of
          McGladrey & Pullen,  LLP as independent
          auditors of Green Street Financial Corp,
          for the fiscal year ending September 30,
          1999.                                    |_|      |_|         |_|

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

          The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE
PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 14, 1998, and the 1998 Annual Report to Stockholders.



Dated:
        ---------------------------


-----------------------------------          -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-----------------------------------          -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------